Exhibit 10.04

222 South Riverside Plaza, Suite 900
Chicago, IL 60606

The process of trading begins with your completing at least one set of account forms.

This Application contains a negotiable contract (the “Account Agreement”) through which you agree to assume certain contractual obligations and contractually waive certain rights. Accordingly, this Account Application, including the Account Agreement, MUST BE READ CAREFULLY and signed by EVERY person or group trading contracts as defined by the account agreement through R.J. O’Brien (“RJO”). Original agreements must be completed and returned to your broker. Customers may print out account agreements from the Internet and send original signed documentation back to broker. However, customers utilizing Internet forms should pay particular attention to paragraph 13 of the Account Agreement.

Please be sure that you read and understand everything in this Application. Fill it out fully and legibly, signing and dating, in ink, where required. Otherwise, the opening of your account may be delayed. A new account can be traded only when the Application and initial funds are accepted in, and the Application is approved by, RJO’s Chicago office.

SINCE TRADES INVOLVE AN IMMEDIATE OBLIGATION BY RJO TO THE RESPECTIVE EXCHANGES, UNLESS OTHER ARRANGEMENTS HAVE BEEN MADE, YOUR TRADING CAN BEGIN ONLY WHEN CLEARED FUNDS ARE RECEIVED BY R.J. O’BRIEN, IN THE FORM OF:

A.                      A bank wire to the Harris Trust & Savings Bank of Chicago for the account of R.J. O’Brien, Customer Segregated Account 367-171-6. The ABA routing, if necessary, is 071-000-288. (Be sure to include your name as it appears on your account agreement and also your complete account number.);

B.                        A certified check or cashier’s check made payable to R.J. O’Brien. If this is a new account, personal checks, money market checks and savings and loan checks may require clearance before you can trade. In addition, the originating source of all funds coming into the account must match the name on the account;

C.                        TRANSFER of funds and/or existing positions to your account from another firm. When transferring an account, please fill out the Account Transfer Form in the back of this booklet, return it to RJO with all other required documents (via your Introducing Broker, if any), and RJO will apply positions and funds to your account accordingly.

WHEN YOUR ACCOUNT IS OPEN AND TRADING, READ YOUR STATEMENTS CAREFULLY, AS SOON AS THEY ARE RECEIVED. If you plan to be away, check in with your broker as frequently as prudent! Do not delay reviewing your trading status. If you have ANY questions about an individual trade or your balance or position, either phone your account representative (broker) immediately, or if he or she is unavailable or a problem is not resolved at once, call the RJO Compliance staff in Chicago at 312-373-5000.

ATTENTION:                       Please make a copy of this entire account application for your records.

Rev. 1/05

RISK DISCLOSURE STATEMENT FOR FUTURES AND OPTIONS

This brief statement does not disclose all of the risks and other significant aspects of trading in futures and options. In light of the risks, you should undertake such transactions only if you understand the nature of the contracts (and contractual relationships) into which you are entering and the extent of your exposure to risk. Trading in futures and options is not suitable for many members of the public. You should carefully consider whether trading is appropriate for you in light of your experience, objectives, financial resources and other relevant circumstances.

Futures

1. Effect of “Leverage” or “Gearing”

Transactions in futures carry a high degree of risk. The amount of initial margin is small relative to the value of the futures contract so that transactions are “leveraged” or “geared.” A relatively small market movement will have a proportionately larger impact on the funds you have deposited or will have to deposit: this may work against you as well as for you. You may sustain a total loss of initial margin funds and any additional funds deposited with the firm to maintain your position. If the market moves against your position or margin levels are increased, you may be called upon to pay substantial additional funds on short notice to maintain your position. If you fail to comply with a request for additional funds within the time prescribed, your position may be liquidated at a loss and you will be liable for any resulting deficit.

2. Risk-reducing orders or strategies

The placing of certain orders (e.g. “stop-loss” orders, where permitted under local law, or “stop-limit” orders) which are intended to limit losses to certain amounts may not be effective because market conditions may make it impossible to execute such orders. Strategies using combinations of positions, such as “spread” and “straddle” positions may be as risky as taking simple “long” or “short” positions.

Options

3. Variable degree of risk

Transactions in options carry a high degree of risk. Purchasers and sellers of options should familiarize themselves with the type of option (i.e. put or call) which they contemplate trading and the associated risks. You should calculate the extent to which the value of the options must increase for your position to become profitable, taking into account the premium and all transaction costs.

The purchaser of options may offset or exercise the options or allow the options to expire. The exercise of an option results either in a cash settlement or in the purchaser acquiring or delivering the underlying interest. If the option is on a future, the purchaser will acquire a futures position with associated liabilities for margin (see the section on Futures above). If the purchased options expire worthless, you will suffer a total loss of your investment which will consist of the option premium plus transaction costs. If you are contemplating purchasing deep-out-of the-money options, you should be aware that the chance of such options becoming profitable ordinarily is remote.

Selling (“writing” or “granting”) an option generally entails considerably greater risk than purchasing options. Although the premium received by the seller is fixed, the seller may sustain a loss well in excess of that amount. The seller will be liable for additional margin to maintain the position if the market moves unfavorably. The seller will also be exposed to the risk of the purchaser exercising the option and the seller will be obligated to either settle the option in cash or to acquire or deliver the underlying interest. If the option is on a future, the seller will acquire a position in a future with associated liabilities for margin (see the section on Futures above). If the option is “covered” by the seller holding a corresponding position in the underlying interest or a future or another option, the risk may be reduced. If the option is not covered, the risk of loss can be unlimited.

Certain exchanges in some jurisdictions permit deferred payment of the option premium, exposing the purchaser to liability for margin payments not exceeding the amount of the premium. The purchaser is still subject to the risk of losing the premium and transaction costs. When the option is exercised or expires, the purchaser is responsible for any unpaid premium outstanding at that time.

Additional risks common to futures and options

4. Terms and conditions of contracts

You should ask the firm with which you deal about the terms and conditions of the specific futures or options which you are trading and associated obligations (e.g., the circumstances under which you may become obligated to make or take delivery of the underlying interest of a futures contract and, in respect to options, expiration dates and restrictions on the time for exercise). Under certain circumstances the specifications of outstanding contracts (including the exercise price of an option) may be modified by the exchange or clearing house to reflect changes in the underlying interest.

5. Suspension or restriction of trading and pricing relationships

Market conditions (e.g. illiquidity) and/or the operation of the rules of certain markets (e.g. the suspension of trading in any contract or contract month because of price limits or “circuit breakers”) may increase the risk of loss by making it difficult or impossible to effect transactions or liquidate/offset positions. If you have sold options, this may increase the risk of loss. Further, normal pricing relationships between the underlying interest and the future, and the underlying interest and the option may not exist. This can occur when, for example, the futures contract underlying the option is subject to price limits while the option is not. The absence of an underlying reference price may make it difficult to judge “fair” value.

6. Deposited cash and property

You should familiarize yourself with the protections accorded money or other property you deposit for domestic and foreign transactions, particularly in the event of a firm insolvency or bankruptcy. The extent to which you may recover your money or property may be governed by specific legislation or local rules. In some jurisdictions, property which had been specifically identifiable as your own will be pro-rated in the same manner as cash for purposes of distribution in the event of a shortfall.

7. Commission and other charges

Before you begin to trade, you should obtain a clear explanation of all commission, fees and other charges for which you will be liable. These charges will affect your net profit (if any) or increase your loss.

8. Transactions in other jurisdictions

Transactions on markets in other jurisdictions, including markets formally linked to a domestic market, may expose you to additional risk. Such markets may be subject to regulation which may offer different or diminished investor protection. Before you trade you should inquire about any rules relevant to your particular transactions. Your local regulatory authority will be unable to compel the enforcement of the rules of regulatory authorities or markets in other jurisdictions where your transactions have been effected. You should ask the firm with which you deal for details about the types of redress available in both your home jurisdiction and other relevant jurisdictions before you start to trade.

9. Currency risks

The profit or loss in transactions in foreign currency denominated contracts (whether they are traded in your own or another jurisdiction) will be affected by fluctuations in currency rates where there is a need to convert from the currency denomination of the contract to another currency.

10. Trading facilities

Most open-outcry and electronic trading facilities are supported by computer-based component systems for the order routing, execution, matching, registration or clearing of trades. As with all facilities and systems, they are vulnerable to temporary disruption or failure. Your ability to recover certain losses may be subject to limits on liability imposed by the system provider, the market, the clearinghouse and/or member firms. Such limits may vary: you should ask the firm with which you deal for details in this respect.

11. Electronic trading

Trading on an electronic trading system may differ not only from trading in an open-outcry market but also from trading on other electronic trading systems. If you undertake transactions on an electronic trading system, you will be exposed to risks associated with the system including the failure of hardware and software. The result of any system failure may be that your order is either not executed according to your instructions or is not executed at all.

12. Off-exchange transactions

In some jurisdictions, and only then in restricted circumstances, firms are permitted to effect off-exchange transactions. The firm with which you deal may be acting as your counterparty to the transaction. It may be difficult or impossible to liquidate an existing position, to assess the value, to determine a firm price or to assess the exposure to risk, For these reasons, these transactions may involve increased risks. Off-exchange transactions may be less regulated or subject to a separate regulatory regime. Before you undertake such transactions, you should familiarize yourself with applicable rules and attendant risks.

I hereby acknowledge that I have received and understood this Risk Disclosure Statement.

If Individual or Joint Account:

Print Customer Name

X
Customer Signature	Date

Print Joint Party Name

X
Joint Party Signature	Date

If Corporation, Partnership, or other entity: (All General Partners must sign),

X	/s/ Annette A. Cazenave Sr. V. Pres., Refco Comm. Mgmt.
Signature	Title

9/27/06
Date

X
Signature	Title

Date

PRIVACY POLICY

R.J. O’Brien and		believe in respecting the privacy and security
(Name of Introducing Broker)

of your personal information. Please read this Privacy Policy carefully.

We do not disclose any nonpublic personal information about our customers or former customers to anyone, except as permitted by law.

Collection of Information

We collect nonpublic personal information about you from the following sources:

•                             Information we receive from you on applications or other forms;

•                             Information about your transactions with us, our affiliates or others; and

•                             Information we receive from a consumer reporting agency.

Information Sharing with Nonaffiliated Third Parties as Permitted by Law

We are permitted by law to share all the information we collect, as described above, with (1) companies that perform marketing services on our behalf and (2) other third parties that assist us with preparing and processing orders and statements.

Confidentiality and Security

We restrict access to nonpublic personal information about you to those employees who need to know that information to provide products or services to you. We maintain physical, electronic and procedural safeguards that are designed to protect your nonpublic information.

NOTICE TO CUSTOMERS

To help the government fight the funding of terrorism and money laundering activities, Federal law requires all financial institutions to obtain, verify, and record information that identifies each person who opens an account.

What this means for you: When you open an account, we will ask for your name, address, date of birth and other information that will allow us to identify you. We may also ask to see your driver’s license or other identifying documents.

INSTRUCTIONS FOR ACCOUNT FORMS

Risk Disclosure Statement for Futures and Options	Pages 2-3
(This CFTC Risk Disclosure must be signed by all customers.)

Privacy Policy	Page 4
(Please review)

Notice to Customers	Page 5
(Please review)

Account Application	Page 7
(All customers must complete.)

General Partner Information	Pages 8-9
(All General Partners of a Partnership must complete.)

Account Agreement	Pages 10-16
(Please review and sign were applicable.)

Personal Guarantee	Page 17
(All Corporate, LLC, and Partnership accounts must sign.)

Exercise and Assignment Policy	Page 18
(Must be signed by all customers.)

Hedge Agreement	Page 19
(All customers requesting bone fide hedge margins must complete and sign.)

Introducing Broker Authorization	Page 20
(Must be signed by all customers.)

Trading and Order Routing Disclosure Statement	Page 22
(Must be reviewed by all customers.)

New York Board of Trade Electronic Order Routing Systems Disclosure Statement	Page 23
(Must be reviewed by all customers.)

Additional Risk Disclosure	Page 24
(All customers must review and sign if applicable.)

Request for Electronic Transmission of Customer Statements	Page 25
(Must be signed by all customers requesting statements be sent electronically.)

Internal Revenue Code Substitute Form W-9	Page 26
(Must be completed by all U.S. Citizens.)

Account Transfer Form	Page 27

PARTNERSHIP
INDIVIDUAL GENERAL PARTNER INFORMATION

1) General Partner

Refco Comm. Mgmt.	41 - 1457292
Name	Social Security	Occupation	Date of Birth
Refco Commodity Mgmt. Inc..
Employer Name	Nature of Business
312 - 456 - 6462
Daytime Phone	Home Phone	Fax Phone

Financials

Annual Income:	Liquid Net Worth:**	Total Net Worth:
☐ $25,000 - $50,000*	☐ $5,000 - $25,000	☐ $5,000 - $25,000
☐ $50,000 - $100,000	☐ $25,000 - $50,000	☐ $25,000 - $50,000
☐ $100,000 - $200,000	☐ $50,000 - $100,000	☐ $50,000 - $100,000
☐ $200,000 - $1,000,000	☐ $100,000 - $500,000	☐ $100,000 - $500,000
☐ over $1,000,000	☐ $500,000 - $1,000,000	☐ $500,000 - $1,000,000
	☐ $1,000,000 - $2,000,000	☐ $1,000,000 - $2,000,000
*If under $25,000, give amount & source:	☐ $2,000,000 and over	☒ $2,000,000 and over
**Excluding equity in home

Investment Experience

Futures:		Commodity Options:	Commodity Funds:	Stocks/Bonds:
☒	Yes	☐ Yes	☒ Yes	☐ Yes
☐	No	☒ No	☐ No	☒ No
9	Years	___ Years	_9 Years	___ Years

If yes, please list accounts:
	☐ Open	☐ Closed		☐ Open	☐ Closed
Firm			Firm

Do you understand:

☒	Yes	☐ No	Basics of Futures Trading?
☒	Yes	☐ No	Risks of Loss and the Possibility of Incurring a Debit?
☐	Yes	☐ No	RJO Margin Policy? (See Account Agreement, section 3)
☒	Yes	☐ No	Is Futures Trading Suitable for you?
☒	Yes	☐ No	Are you an employee or member of any futures or securities exchange, NFA, NASD; a member firm of either of
			those entities or an employee of RJO? If yes, list:	Member NFA

2) General Partner

Name	Social Security	Occupation	Date of Birth

Employer Name	Nature of Business

Daytime Phone	Home Phone	Fax Phone

Financials

Annual Income:	Liquid Net Worth:**	Total Net Worth:
☐ $25,000 - $50,000*	☐ $5,000 - $25,000	☐ $5,000 - $25,000
☐ $50,000 - $100,000	☐ $25,000 - $50,000	☐ $25,000 - $50,000
☐ $100,000 - $200,000	☐ $50,000 - $100,000	☐ $50,000 - $100,000
☐ $200,000 - $1,000,000	☐ $100,000 - $500,000	☐ $100,000 - $500,000
☐ over $1,000,000	☐ $500,000 - $1,000,000	☐ $500,000 - $1,000,000
	☐ $1,000,000 - $2,000,000	☐ $1,000,000 - $2,000,000
*If under $25,000, give amount & source:	☐ $2,000,000 and over	☐ $2,000,000 and over
**Excluding equity in home

Investment Experience

Futures:	Commodity Options:	Commodity Funds	Stocks/Bonds
☐ Yes	☐ Yes	☐ Yes	☐ Yes
☐ No	☐ No	☐ No	☐ No
___ Years	___ Years	___ Years	___ Years

If yes, please list accounts:
	☐ Open	☐ Closed	☐ Open	☐ Closed

Do you understand:

☐ Yes	☐ No	Basics of Futures Trading?
☐ Yes	☐ No	Risks of Loss and the Possibility of Incurring a Debit?
☐ Yes	☐ No	RJO Margin Policy? (See Account Agreement, section 3)
☐ Yes	☐ No	Is Futures Trading Suitable for you?
☐ Yes	☐ No	Are you an employee or member of any futures or securities exchange, NFA, NASD; a member firm of either of those entities or an employee of RJO? If yes, list:

3) General Partner

Name	Social Security	Occupation	Date of Birth

Employer Name	Nature of Business

Daytime Phone	Home Phone	Fax Phone

Financials

Annual Income:	Liquid Net Worth:**	Total Net Worth:
☐ $25,000 - $50,000*	☐ $5,000 - $25,000	☐ $5,000 - $25,000
☐ $50,000 - $100,000	☐ $25,000 - $50,000	☐ $25,000 - $50,000
☐ $100,000 - $200,000	☐ $50,000 - $100,000	☐ $50,000 - $100,000
☐ $200,000 - $1,000,000	☐ $100,000 - $500,000	☐ $100,000 - $500,000
☐ over $1,000,000	☐ $500,000 - $1,000,000	☐ $500,000 - $1,000,000
	☐ $1,000,000 - $2,000,000	☐ $1,000,000 - $2,000,000
*If under $25,000, give amount & source:	☐ $2,000,000 and over	☐ $2,000,000 and over
**Excluding equity in home

Investment Experience

Futures:	Commodity Options:	Commodity Funds	Stocks/Bonds
☐ Yes	☐ Yes	☐ Yes	☐ Yes
☐ No	☐ No	☐ No	☐ No
___ Years	___ Years	___ Years	___ Years

If yes, please list accounts:
	☐ Open	☐ Closed		☐ Open	☐ Closed
Firm			Firm

Do you understand:

☐ Yes	☐ No	Basics of Futures Trading?
☐ Yes	☐ No	Risks of Loss and the Possibility of Incurring a Debit?
☐ Yes	☐ No	RJO Margin Policy? (See Account Agreement, section 3)
☐ Yes	☐ No	Is Futures Trading Suitable for you?
☐ Yes	☐ No	Are you an employee or member of any futures or securities exchange, NFA, NASD; a member firm of either of those entities or an employee of RJO? If yes, list:

4) General Partner

Name	Social Security	Occupation	Date of Birth

Employer Name	Nature of Business

Daytime Phone	Home Phone	Fax Phone

Financials

Annual Income:	Liquid Net Worth:**	Total Net Worth:
☐ $25,000 - $50,000*	☐ $5,000 - $25,000	☐ $5,000 - $25,000
☐ $50,000 - $100,000	☐ $25,000 - $50,000	☐ $25,000 - $50,000
☐ $100,000 - $200,000	☐ $50,000 - $100,000	☐ $50,000 - $100,000
☐ $200,000 - $1,000,000	☐ $100,000 - $500,000	☐ $100,000 - $500,000
☐ over $1,000,000	☐ $500,000 - $1,000,000	☐ $500,000 - $1,000,000
	☐ $1,000,000 - $2,000,000	☐ $1,000,000 - $2,000,000
*If under $25,000, give amount & source:	☐ $2,000,000 and over	☐ $2,000,000 and over
**Excluding equity in home

Investment Experience

Futures:	Commodity Options:	Commodity Funds	Stocks/Bonds
☐ Yes	☐ Yes	☐ Yes	☐ Yes
☐ No	☐ No	☐ No	☐ No
___ Years	___ Years	___ Years	___ Years

If yes, please list accounts:
	☐ Open	☐ Closed		☐ Open	☐ Closed
Firm			Firm

Do you understand:

☐ Yes	☐ No	Basics of Futures Trading?
☐ Yes	☐ No	Risks of Loss and the Possibility of Incurring a Debit?
☐ Yes	☐ No	RJO Margin Policy? (See Account Agreement, section 3)
☐ Yes	☐ No	Is Futures Trading Suitable for you?
☐ Yes	☐ No	Are you an employee or member of any futures or securities exchange, NFA, NASD; a member firm of either of those entities or an employee of R.J. O’Brien? If yes, list:

ACCOUNT AGREEMENT

1. ACCOUNT STATUS

R.J. O’Brien (RJO) agrees to accept and maintain for the undersigned Customer one or more accounts and to act as broker or dealer for Customer in the execution and clearance of orders for transactions involving the purchase and sale of commodity futures contracts; options on futures contracts; commodities and forward contracts, security futures contracts (“SSF”); option, spot and forward foreign exchange transactions; exchange for physicals (“EFPs”); and any other cash transaction (individually, a “Contract” and collectively, “Contracts”). Customer hereby represents that all responses made in connection with the Account Application and Account Agreement are complete and correct, and that RJO will be informed of any material change in such data, including financial information.

Customer warrants to RJO that if Customer is an individual or if this is a joint account, Customer(s) is of legal age and of sound mind. Unless otherwise indicated in the Application, no one except the Customer(s) identified in the Account Application has an interest in the account(s).

Customer agrees to permit verification of relevant information by RJO through third parties (including credit reporting entities). In any event, this Account Agreement and the account(s) permitted hereunder become effective only upon acceptance by an authorized representative of RJO at its principal office in Chicago, Illinois.

2. ACCOUNT RISKS

Customer acknowledges the following:

A)                     TRADING IN CONTRACTS IS HIGHLY SPECULATIVE AND IN NO SENSE MAY BE CONSIDERED A CONSERVATIVE “INVESTMENT”;

B)                       BECAUSE OF THE LOW MARGIN DEPOSITS NORMALLY UTILIZED AND THE VOLATILE PRICE MOVEMENTS WHICH CAN OCCUR IN THE CONTRACT MARKETS, THE POSSIBILITY OF RAPID AND SUBSTANTIAL LOSSES IS CONTINUALLY PRESENT;

C)                       TRADING IN CONTRACTS IS APPROPRIATE ONLY FOR THOSE PERSONS FINANCIALLY ABLE TO WITHSTAND SUBSTANTIAL LOSSES, SOMETIMES GREATLY EXCEEDING THE VALUE OF THEIR MARGIN DEPOSITS.

3. MARGINS, DEPOSITS AND BALANCES

All checks and funds from Customer, to be credited to Customer’s account(s), must be payable only to “R.J. O’Brien”. Customer agrees at all times to maintain such margin in his account as RJO may from time to time (at its sole discretion) require, and will meet all margin calls in a reasonable amount of time. Customer agrees that, if requested to do so, Customer will promptly wire-transfer such funds. Market conditions permitting, RJO agrees to make reasonable efforts to notify Customer of margin calls and/or deficiencies and to allow a reasonable period for Customer to provide funds. FOR THE PURPOSE OF THIS AGREEMENT, A REASONABLE AMOUNT OF TIME SHALL BE DEEMED TO BE ONE (1) HOUR, OR LESS THAN ONE HOUR IF, IN RJO’S BUSINESS JUDGMENT, MARKET CONDITIONS WARRANT. Customer further agrees that, notwithstanding anything in this Agreement to the contrary, in the event that the account(s) is undermargined, has zero equity or is equity deficit at any time, or in the event that RJO is unable to contact Customer due to Customer’s unavailability or due to a breakdown in electronic communications, RJO shall have the right to liquidate all or any part of Customer’s positions through any means available, without prior notice to the Customer.

Furthermore, if at any time Customer’s account does not contain the amount of margin determined by RJO to be appropriate to protect it from adverse market activity, or in the case of Customer’s bankruptcy, or any other event which may cause RJO to be concerned over Customers ability to perform, RJO may at its sole discretion and without prior notice, to Customer, “straddle” or “spread” open positions, switch positions to another month, commodity or exchange, close out positions in whole or part, or limit and/or terminate the right of the Customer to trade in the account(s), other than for liquidation. RJO is authorized to take whatever action it deems necessary including, without prior demand or notice to Customer, hedging and/or offsetting of Customer’s positions in a cash market or otherwise, selling or otherwise liquidating any property belonging to the Customer or in which the Customer has an interest, buying or borrowing any property required to make delivery against any sales, including short sales, effected for Customer’s account(s) or otherwise liquidating the positions in Customer’s account(s) by exchange of future for physical transactions, all for Customer’s sole account and risk. Such liquidation, sale or purchase may be public or private and may be made without notice to Customer and in such manner as RJO may, in its sole discretion, determine.

RJO may require margin in excess of that required by applicable law, regulation, exchange or clearinghouse minimums. All deposits shall be deemed made only when cleared funds are actually received by RJO. If a check is not honored or paid by a bank upon presentment, RJO will immediately debit Customer’s account for the amount of the returned check as well as any fees incurred. Any failure by RJO to call for margin at any time shall not constitute a waiver of RJO’s right to do so any time thereafter, nor shall such failure create any liability to the Customer. RJO shall not be liable to Customer for the loss or loss of use of any margin deposits option premiums, or other property, which loss is the direct or indirect result of bankruptcy, insolvency, liquidation, receivership, custodianship, or assignment for the benefit of creditors of any bank, other clearing broker, exchange, clearing organization or similar entity.

RJO may, for any reason, require Customer to transfer its account(s) to another firm. If Customer does not transfer its positions promptly upon demand by RJO, RJO may liquidate the positions and Customer agrees to indemnify and hold RJO harmless from any and all losses resulting from such liquidation.

The Customer acknowledges that RJO is hereby specially authorized, for its account and benefit, from time to time and without notice to it, either separately or with others, to lend, repledge, hypothecate or rehypothecate, either to itself or to others, any and all property (including but not limited to securities, commodities warehouse receipts or other negotiable instruments) held by Customer in any of its accounts and RJO shall not at any time be required to deliver to Customer such identical property but may fulfill its obligation by delivery of property of the same kind and amount.

4. DEBIT BALANCES

All monies, securities, negotiable instruments, open positions in Contracts, options premiums, commodities or other property now or at any future time on deposit or in safekeeping with RJO, shall constitute security for Customer’s obligations hereunder and Customer grants RJO the right to sell or use such security to offset and credit any of those obligations not promptly paid. Customer understands that Customer is liable to RJO for any deficit (“debit”) balance in the account(s) remaining after any such offset. If Customer does not promptly pay a debit in Customer’s account(s) and RJO deems it necessary to take collection action, Customer will hold RJO harmless for all losses and expenses and will reimburse RJO for the debit and all costs incurred, including reasonable attorneys’ fees in connection with such collection actions.

Customer agrees to pay interest on debit(s) at the greater of 1% per month or at an annual rate of 1% over the prime rate at the Harris Trust & Savings Bank of Chicago.

5. COMMISSIONS, FEES AND OTHER COSTS

Customer agrees to pay all commissions, fees and other costs charged by RJO, including but not limited to, introducing broker and floor brokerage, clearing, exchange and NFA fees. In the event that Customer’s account is transferred to another broker, transfer commissions and/or service fees may be charged. Any interest accrued in any account on excess cash balances shall be retained by RJO. RJO shall be under no obligation to pay or account to Customer for any interest income or benefits that may be derived from or use of client monies, reserves, deposits, cash equivalents or any other property.

If Customer directs RJO to enter into any transaction which is effected in a foreign currency or if funds provided by Customer involve the use of a foreign currency: any profit or loss arising as a result of a fluctuation in the exchange rate affecting such currency will be entirely for Customer’s account and risk. All initial and subsequent deposits for margin purposes shall be made in U.S. dollars, unless otherwise requested in writing by Customer, and written approval from RJO is obtained. RJO is authorized to convert funds in Customer’s account(s) into and from the relevant foreign currency at the rate of exchange plus appropriate fees, obtained from RJO or RJO’s banker.

6. EXCHANGE AND FEDERAL RULES

All transactions handled by RJO on Customer’s behalf shall be subject to the constitution, regulations, customs and interpretations of each exchange or market (and its clearing house, if any), on which the trades are executed, and to all applicable governmental regulations. RJO shall not be liable to Customer as a result of any action taken by RJO to comply with such rules. RJO’s violation of any exchange or other self regulatory organization’s regulations shall not provide Customer with either a defense to a claim by RJO or the basis of a claim against RJO.

In the event that the Customer is a regulated institution or entity, Customer recognizes and acknowledges that it may be required to comply with regulations including, but not limited to the Commodity Exchange Act, and that RJO has no obligation to insure that Customer abides by the rules and regulations pertaining to it.

7. POSITIONS AND DELIVERIES

Customer authorizes RJO to purchase and sell Contracts, in accordance with Customer’s oral or written instructions.

Customer acknowledges Customer’s reporting obligations (regarding certain sized positions) under CFTC Regulation 18.00. These sections obligate Customer to notify the CFTC on Form 40 on the first day that Customer’s position is reportable (as defined in CFTC Regulation 15.03) and for each day thereafter as long as Customer holds the position.

Customer agrees to honor all assignments and deliver the underlying commodity in the prescribed time. If Customer fails to so deliver, Customer designates RJO to act as Customer’s agent to buy such commodity contracts so that the commitment is honored. If a call or a put option is written on a futures contract, Customer realizes that Customer will be required to purchase the underlying futures contract at the exercise price in the event Customer receives a notice of assignment. Customer agrees to honor all assignments and pay the exercise price in the prescribed time. If Customer fails to so act, Customer designates RJO as Customer’s agent to liquidate the underlying futures contract so that Customer’s commitment will be honored. Customer understands that Customer’s account will be debited for any loss and that a commission and/or other related transaction costs will be charged for these services.

Customer understands that, unless the contract specifications state to the contrary, every futures contract contemplates delivery and Customer shall promptly advise RJO if Customer intends to make or take delivery. When Customer intends to take delivery, Customer shall deposit with RJO the full value of the commodity at least five (5) business days prior to the first notice day and, in the case of short positions, at least seven (7) business days prior to last trading day. Alternatively, sufficient funds to take delivery or the necessary documents must be in the possession of RJO within the same periods described above. If RJO does not receive the aforementioned instructions, funds or documents, RJO is authorized, at its discretion, to borrow or buy any property necessary to honor such obligation, and Customer shall pay and indemnify RJO for any costs, losses, penalties or damages (including, but not limited to delivery and storage costs) which RJO might incur in fulfilling this responsibility.

Customer understands that if Customer does not liquidate a position prior to the end of trading on the last day before expiration of a security futures contract, Customer will be obligated to either make or accept a cash payment for cash settled contracts, or accept delivery of the underlying securities in exchange for final payment of the settlement price for SSF contracts settled by physical delivery. Unless the SSF contract specifications state to the contrary, every SSF contract contemplates delivery. Before a Customer will be allowed to make or take delivery of an SSF, Customer must provide RJO with information relating to the broker-dealer through which Customer will effect delivery. In this regard Customer will identify the name of the broker-dealer, the broker-dealer’s Depository Trust Number, the broker Dealer’s Institutional ID number, and the Customer’s account number on the books of the broker-dealer. When a customer intends to take delivery, Customer shall provide notification and deposit with RJO the full value of the underlying securities subject to the SSF at least five (5) business days prior to the last trading day of the contract. When the customer holds a short position and intends to make delivery, Customer shall provide notification and tender the underlying securities subject to the SSF to RJO at least five (5) business days prior to the last trading day. If RJO does not receive the aforementioned instructions, funds or stocks, RJO is authorized, at its discretion, to borrow or buy any stock necessary to honor such obligation, or to liquidate or otherwise offset the position, and Customer shall pay and indemnify RJO for any costs, losses, penalties or damages (including, but not limited to settlement and transaction costs) which RJO might incur in fulfilling this responsibility.

8. OPTIONS

CUSTOMER WILL NOT PURCHASE A PUT OR CALL UNLESS CUSTOMER IS ABLE TO SUSTAIN THE TOTAL LOSS OF THE PREMIUM AND RELATED TRANSACTION COSTS. CUSTOMER WILL NOT SELL (WRITE) A CALL OR PUT OPTION UNLESS CUSTOMER EITHER OWNS THE UNDERLYING FUTURES CONTRACT OR IS ABLE TO WITHSTAND SUBSTANTIAL FINANCIAL LOSSES.

Customer recognizes that Customer is fully responsible for taking action to exercise an option contract. RJO shall not be required to take any action with respect to an option contract, including any action to exercise a valuable option prior to its expiration date, except upon express instructions from Customer. In this connection, Customer understands that exchanges have established exercise cut-off times for the tender of exercise instructions, and that Customer’s options may become worthless in the event that Customer does not provide instructions promptly. Customer further understands that RJO cut-off times may differ from the times established by the exchanges, and hereby agrees to waive any and all claims for damage or loss which might arise out of an option not being exercised. RJO will not be responsible for information regarding option expiration dates and assignment notification. Additionally, RJO will not be responsible for any errors or omissions regarding such information.

Customer understands that the RJO exercise policy is on a random basis. All short option positions are subject to assignment at any time, including positions established on the same day that exercises are assigned. Notices of assignment are allocated on a random basis upon best efforts among all customers’ short option positions which are subject to exercise.

Customer understands that particular commodity options may cease to trade at any time or expire, either of which event may result in Customer’s financial loss. Customer also understands that some exchanges may automatically exercise long in the money options pursuant to the regulations of such exchange.

9. LIMITATION OF LIABILITY OF RJO FOR ACTS OF BROKERS

RJO will execute Customer’s transactions solely as agent of Customer. In executing transactions on an exchange, RJO may utilize floor brokers (who may be employees or other agents of RJO), but will not be responsible to Customer for negligence or misconduct of an independent floor broker if, at the time the floor broker was selected, the floor broker was authorized to act as such under the rules of the relevant commodity exchange and the appropriate regulatory agency. RJO will not be responsible to Customer in the event of error, failure, negligence, or misconduct on the part of any non-guaranteed Introducing Broker, Commodity Trading Advisor, or other person acting on Customer’s behalf and, without limiting the foregoing, RJO has no obligation to investigate the facts surrounding any transaction in Customer’s Account(s) which is introduced by such non-guaranteed Introducing Broker, Commodity Trading Advisor, or other person. With respect to guaranteed Introducing Brokers, Customer agrees that RJO’s maximum liability to Customer shall be limited to the amount of the minimum net capital requirement (calculated in accordance with 17 C.F.R. §1.17 as of the date of the finding of actual liability), that would have been required for the guaranteed Introducing Broker had it been a non-guaranteed Introducing Broker. Customer expressly acknowledges that a finding of liability against an Introducing Broker may substantially exceed the amount of the Introducing Broker’s minimum net capital requirement which, in some circumstances may be as low as $30,000. This means that Customer’s right to recover from RJO pursuant to the provisions of this paragraph could also be limited to $30,000.

10. COMMUNICATIONS AND ORDERS

Since all Contracts experience rapid movements in price, Customer’s attention is required in the placement of orders and execution of the same by RJO.

Unless a managed (discretionary) account has been arranged through the execution of a written trading authorization, each order should be communicated to RJO by the Customer or Customer’s duly authorized broker. Instructions should include, but may not necessarily be limited to, the commodity involved, quantity, price, and delivery month. Any trade not specifically authorized by Customer must be immediately reported by Customer directly to RJO’s Compliance Department. Customer will be financially responsible for all trades not so reported and for any losses arising by virtue of a course of dealing involving his grant of de facto control over the account to his broker.

Customer agrees that RJO will not be responsible for delays or inaccuracies in the electronic preparation of statements or the distribution of market information. Nor will RJO be responsible for any failure beyond its control, including (but not limited to) government restrictions, exchange reporting problems, contract market rulings, strikes, suspension of trading, war or acts of God. RJO’s liability to Customer is limited to damages arising from its own gross negligence or willful misconduct and such damages are limited to actual (as distinguished from consequential) damages suffered by Customer. RJO makes no representation, warranty or guarantee as to, and shall not be responsible for the accuracy or completeness of, any information or trading recommendations furnished to Customer by its employees or agents.

Orders are good for one day only (regular day trading session) unless specified and accepted as being “open”, in which case the order will remain open until filled or the Customer so specifies. If Customer does not specify the actual exchange or forum to execute its order, RJO in its sole discretion shall execute the Customer’s order using its best judgment. In some circumstances, this may mean RJO may be on the other side of Customer’s trade. The price at which an order is actually executed shall be binding, even if incorrectly reported. Similarly, an order actually executed but in error reported as not executed is also binding.

Customer understands that while the Internet and the World Wide Web generally are dependable, technical problems or other conditions may delay or prevent Customer from entering or canceling an order on the RJO Online Trading System, or likewise may delay or prevent RJO from executing an order on the RJO Online Trading System. RJO shall not be liable for, any technical problems, system failures and malfunctions, communication line failures, equipment or software failures or malfunctions, system access issues, system capacity issues, high Internet traffic demand, security breaches and unauthorized access beyond the reasonable control of RJO, and other similar computer problems and defects. RJO does not represent, warrant or guarantee that Customer will be able to access or use the RJO Online Trading System at times or locations of Customer’s choosing, or that RJO will have adequate capacity for the RJO Online Trading System as a whole or in part by RJO’s or Customer’s use of or reliance on the RJO Online Trading System or its content or in otherwise performing its obligations under or in connection with this Agreement. In no event will RJO or any of its service providers be liable to Customer or any third party for any punitive, consequential, special or similar damages even if advised of the possibility of such damage. If some jurisdictions do not allow the exclusion or limitation of liability for certain damages, in such jurisdictions, the liability of RJO or any of its service providers shall be limited in accordance with this Agreement to the extent permitted by law. RJO reserves the right to suspend service and deny access to the RJO Online Trading System without prior notice during scheduled or unscheduled system maintenance or upgrading.

In the event that Customer is unable to transmit an order through the RJO Online Trading System, or is unable to confirm that an electronic order has been received by RJO, Customer should follow these procedures: (i) if Customer’s account is introduced to RJO by an Introducing Broker, Customer must contact the Introducing Broker, notify the Introducing Broker of the exact nature of the problem and, if appropriate, place the order by phone through the Introducing Broker; (ii) if Customer is unable to contact his Introducing Broker by telephone, or, if Customer’s account is not an introduced account, Customer must contact RJO at (312) 373-5000 and notify RJO of the exact nature of the problem including, but not limited to, the details of the order (including the contract, quantity and whether the order was to buy or sell). Customer agrees that any order placed through this number shall be for liquidation of existing positions only. This number is not to be called by customer for customer support. Customer agrees that when following these procedures, Customer shall be liable for any losses arising out of any order that has previously been transmitted by electronic means, as well as the order placed orally through RJO or Customer’s Introducing Broker.

11. REPORTS AND NOTICES

SHOULD INACCURACIES OR DISCREPANCIES APPEAR ON CUSTOMER’S STATEMENTS OF ACCOUNT(S), MARGIN CALLS, AND NOTICES CUSTOMER AGREES THAT IT IS CUSTOMER’S DUTY TO INFORM RJO OF THE PROBLEM BY TELEPHONE OR FACSIMILE IMMEDIATELY UPON THE EARLIER OF ACTUAL RECEIPT OF THE STATEMENT BY CUSTOMER, OR THE TIME THE STATEMENT IS DEEMED RECEIVED BY CUSTOMER PURSUANT TO THIS PARAGRAPH 11. IN THE EVENT THAT CUSTOMER DOES NOT RESPOND IMMEDIATELY, EXECUTED ORDERS AND STATEMENT REPORTS SHALL BE CONSIDERED RATIFIED BY CUSTOMER AND SHALL RELIEVE RJO OF ANY RESPONSIBILITY WHATSOEVER RELATIVE TO THE ORDER(S) IN QUESTION. ALL REPORTS OF INACCURACIES OR DESCREPANCIES MUST BE MADE TO CUSTOMER’S BROKER AND TO RJO’S COMPLIANCE DEPARTMENT.

Customer has the responsibility to maintain contact with Customer’s individual broker at all times that Customer has market positions or has placed orders but is not available at Customer’s regular address or telephone number to receive reports.

Customer authorizes RJO to transmit electronically (which may include electronic mail) to Customer or post on the RJO Online Trading System all statements, compilations and details of transactions, and other notices, and Customer hereby consents to such methods of receiving such information. There will not be any additional cost or fee for this service. If Customer requests a hard copy of any of these documents, other than by downloading or printing such information or documents from the RJO Online Trading System, there will be a charge as established by RJO from time to time. This consent to receiving such information electronically shall be effective until revoked by Customer in writing and delivered to RJO. It shall be Customer’s responsibility to check Customer’s electronic mail and the RJO Online Trading System site on a regular basis, and no less then daily, to receive statements, compilations and details of transactions, and other notices from RJO. Customer agrees to download or print such statements, compilations and details of transactions, and other notices if such statements or information are available for downloading or printing. Information sent by electronic mail shall be deemed received by Customer by 10:00 a.m. (CST) the next business day after RJO sends the electronic mail, unless RJO receives a message from its system administrator that the message was not delivered. Information and notices posted on the RJO Online Trading System shall be deemed received by Customer by 10:00 a.m. (CST) after RJO posts such information and notices.

Customer shall promptly notify RJO of any difficulty in accessing, opening or otherwise viewing an electronically transmitted document or information. Upon Customer’s request, RJO will use an alternative method of delivering such document or information to Customer, at Customer’s sole expense. Such alternative means of delivery shall not affect the date such document or information is deemed received by Customer, as set forth above. Details of trades and any other similar information or notices either sent to Customer or posted on the RJO Online Trading System shall be conclusive and binding unless Customer notifies RJO to the contrary, (i) where a report or notice is sent electronically, posted on the RJO Online Trading System or made orally, then, as the case may be, at the earlier of the time actually received, or deemed to be received pursuant to this paragraph 11 by Customer, or (ii) where a report or notice is in writing by 8:00 a.m. C.S.T. on the next Business Day following receipt of such report.

12. TAPE RECORDING

Customer hereby authorizes RJO to make recordings of telephone conversations between Customer and RJO regardless of whether a periodic tone signal is used. Customer consents to the use of such tape recording in any forum in connection with resolving disputes. RJO and its affiliates may also, at their discretion, utilize a telephone recording system to place Customers orders. RJO may erase or dispose of such tapes in accordance with its normal procedures.

13. AMENDMENTS AND GUARANTEES

This Agreement, reflects the entire agreement between RJO and Customer and supercedes all prior oral and written agreements between the parties relating to the subject matter hereof and no provisions hereof shall in any respect be waived, augmented or modified by any other party unless in writing and signed by an official so authorized in RJO’s office headquarters.

NO ONE (INCLUDING FUTURES COMMISSIONS MERCHANTS (FCMS), ASSOCIATED PERSONS, INTRODUCING BROKERS, FUND MANAGERS, COMMODITY TRADING ADVISORS OR POOL OPERATORS) CAN GUARANTEE PROFITS OR THE ABSENCE OF LOSSES. CUSTOMER AGREES TO PROMPTLY NOTIFY THE RJO COMPLIANCE DEPARTMENT IF ANY SUCH GUARANTEE IS SUGGESTED.

14. GOVERNING LAW AND WAIVER OF STATUTES OF LIMITATIONS

This Agreement shall be governed by the internal laws of the State of Illinois, excluding conflict-of-laws principles. Customer agrees that no law suit, reparations proceeding before the Commodity Futures Trading Commission, arbitration proceeding or other claim or action relating to this Agreement or the transactions in Customer’s account may be initiated by Customer unless commenced within one year from the date of the disputed transaction. Customer expressly acknowledges that but for this waiver, Customer would otherwise have two years to initiate a claim in reparations before the Commodity Futures Trading Commission or an arbitration before the National Futures Association, and may be waiving even longer time periods that Customer might otherwise have to file a claim under state or federal law.

15. CUSTOMER’S LIABILITY FOR ATTORNEYS FEES

Customer agrees that if Customer institutes legal, arbitration, or reparation proceedings against RJO and if the court, arbitration panel, or other adjudicator deciding such proceedings determines that RJO has substantially prevailed on a claim made by Customer in such proceedings, Customer shall pay, immediately upon demand, all costs and expenses (including attorneys’ fees) incurred by RJO in connection with defending such claim.

16. ELECTRONIC TRADING AND ONLINE SERVICES

RJO will provide Customer with an individual password and a unique user identification (together, the “Access Codes”). The Access Codes will enable Customer to access its account and enter orders for its account through the

RJO Online Trading System. Customer must maintain the confidentiality of the Access Codes at all times. Customer accepts full responsibility for the use and protection of the Access Codes, which includes, but is not limited to, all orders entered into the RJO Online Trading System using the Access Codes and changes in Customer’s account information that are entered using the Access Codes.

Customer accepts full responsibility for monitoring its account(s) with RJO. Should Customer become aware of any loss, theft or unauthorized use of its Access Codes, Customer shall notify RJO immediately. Customer shall notify RJO within one (1) Business Day of discovering any failure to receive compilations and details of transactions or other communications from RJO. Under either situation, Customer shall provide written notice to RJO’s Compliance Director at RJO’s office, and such notice will be deemed received only if actually delivered, sent by electronic mail to info@rjobrien.com. Attention: Compliance Department, or by fax to 312-373-5225, Attention: Compliance Department.

Any and all materials that RJO provides to Customer in connection with the RJO Online Trading System are (i) provided on a non-exclusive non-transferable basis, (ii) the property of RJO and (iii) intended for Customer’s use only. Customer shall not resell or permit access to the RJO Online Trading System to others and agrees not to copy any materials appearing on the RJO Online Trading System for resale to others. Customer further agrees not to delete any copyright notices or other indications of protected intellectual property rights from materials that Customer prints or downloads from the RJO Online Trading System. Customer shall not obtain any intellectual property rights in or any right or license to use such materials or the RJO Online Trading System other than as set out herein.

Customer agrees to use the RJO Online Trading System at Customer’s own risk. Customer shall be responsible for providing and maintaining the means by which to access the RJO Online Trading System, which may include without limitation a personal computer, modem and telephone or other access line. Customer shall be responsible for all access and service fees necessary to connect to the RJO Online Trading System and assumes all charges incurred in accessing such system. Customer further assumes all risks associated with the use and storage of information on Customer’s personal computer.

The RJO Online Trading System may contain links to websites controlled or offered by third parties. The existence of such links should not be construed as an endorsement, approval or verification by RJO of any content available on third party sites.

17. TERMINATION

This Agreement may be terminated by RJO or the Customer immediately upon written notice to the other party. In the event of such termination, Customer shall immediately liquidate positions in Customer’s account(s), or transfer such open commodity interest positions to another FCM. Notwithstanding any termination, Customer shall satisfy all liabilities to RJO arising hereunder (including, but not limited to, payment of applicable debit balances, commissions and fees, including fees with respect to the transfer of positions to another FCM). This Agreement shall be binding upon Customer’s personal representatives and legal successors, and shall inure to the benefit of RJO’s successors by merger, assignment, consolidation or otherwise. In the event of Customer’s bankruptcy proceedings, death, incompetence, dissolution, or failure to provide adequate margin, RJO is authorized to terminate account in the fashion described elsewhere in this Agreement, without prior notice to the Customer. The termination of this Agreement shall not affect the obligations of the parties arising from transactions entered into prior to such termination. RJO reserves the right to terminate any Customer account at any time, for any reason.

18. OFFSETTING POSITIONS

If Customer maintains separate accounts in which, pursuant to Commodity Futures Trading Commission Regulation 1.46 (d)(6), offsetting positions are not closed out, RJO hereby advises Customer that, if held open, offsetting long and short hedge positions in the separate accounts may result in the charging of additional fees and commissions and the payment of additional margin, although offsetting positions will result in no additional market gain or loss.

19. CFTC REG. 15.05 -DESIGNATION OF RJO AS AGENT OF FOREIGN BROKERS, CUSTOMERS OF FOREIGN TRADERS; AND REG. 21.03 SELECTED SPECIAL CALLS -DUTIES OF FOREIGN BROKERS, DOMESTIC AND FOREIGN TRADERS, FUTURES COMMISSION MERCHANTS AND  CONTRACT MARKETS

If the Customer is a foreign broker it understands that pursuant to CFTC Regulation 15.05, RJO is Customer’s agent (and in the case of a foreign broker the agent of its customers) for purposes of accepting delivery and service of any communication upon RJO shall constitute valid and effective service or delivery upon Customer (and if it is a foreign broker, upon its customers). The Customer understands that said regulation requires RJO to transmit the communication promptly to it (or its customer) in a manner which is reasonable under the circumstances or specified by the CFTC. The Customer also understands CFTC Regulation 21.03 requires it to provide to the CFTC upon special call, market information concerning its options and futures trading (or its customers’) as outlined in the regulation. If the Customer fails to respond to the special call, the CFTC may direct the appropriate contract market and all brokers to prohibit further trades for or on its behalf (or for its customers) in the contract specified in the call unless such trades offset existing open contracts. Special calls are made where the information requested would assist the CFTC in determining whether a threat of market manipulation, corner, squeeze or other market disorder existed. Under Regulation 21.03(g) if the Customer believes it is aggrieved by the action taken by the CFTC it shall have the opportunity for a prompt hearing after the CFTC acts. (The Customer understands that copies of CFTC Regulation 15.05 and 21.03 are available from RJO).

20. MARKET INFORMATION

Exchange and RJO brochures and research are often provided as trading tools. In addition, RJO’s Online Trading System may also contain certain market information. The information contained therein is believed to be reliable, however, no representation is made as to its accuracy, completeness or reliability. Moreover, interpretation of such information is extremely subjective and may vary widely from trader to trader. Customer understands that such information may reflect opinions and RJO shall have no liability arising out of any trading losses incurred by Customer arising out of reliance upon such information or opinions in connection with any trading decision.

21. CONSENT TO JURISDICTION

Customer agrees that all disputes, claims, actions or proceedings arising directly, indirectly, or otherwise in connection with, out of, related to or from this Agreement shall be litigated or arbitrated only in a court or arbitration forum located in Chicago, Illinois, unless otherwise agreed by RJO. Customer consents and submits to the jurisdiction of any state or federal court or arbitration forum located within the Northern District of Illinois. Customer hereby waives any right Customer may have to transfer or change the venue of any litigation brought against Customer by RJO or by

Customer against RJO. Customer acknowledges and consents to RJO’s election to instigate legal action to collect any debit balance in Customer’s account(s) in any court located in the Northern District of Illinois.

Customer appoints and designates RJO (or any other party whom RJO may from time to time hereinafter designate) as Customer’s true and lawful attorney-in-fact and duly authorized agent for service of legal process and agrees that service of such process upon such attorney-in-fact shall constitute personal service of such process upon Customer; provided, that RJO or such other party shall, within five days after receipt of any such process, forward the same by air courier or by certified mail, together with all papers affixed thereto, to Customer at Customer’s mailing address. If any provision of this paragraph shall be prohibited by or invalid under applicable law, such provision shall be ineffective only to the extent of such prohibition or invalidity, without invalidating the remaining provisions of this paragraph.

22. WAIVER, AMENDMENT AND ASSIGNMENT

The failure of RJO to enforce at any time any provision of this Agreement shall not be construed to be a waiver of such provision nor in any way to affect the validity of this Agreement or the right of RJO thereafter to enforce each and every provision hereof. No waiver of any breach of this Agreement shall be held to constitute a waiver of any other or subsequent breach. No waiver or amendment shall be implied from any conduct, action, or inaction. No provision of this Agreement may be waived or amended unless such waiver or amendment is in writing and signed by an authorized officer of RJO. Any rights that Customer may have pursuant to this Agreement shall not be assigned, transferred, sold or otherwise conveyed by Customer to another party. Under certain circumstances, RJO may, subject to exchange, National Futures Association (“NFA”) or Commodity Futures Trading Commission (“CFTC”) rules, assign this account to another duly registered Futures Commission Merchant (“FCM”).

23. FACSIMILE EXECUTION

RJO requires that all customers have an original account agreement with original signatures on file with the Customer Accounts Department. However, at the sole discretion of RJO, documents signed and transmitted by facsimile machine or telecopier may be accepted as original documents. The signature of any person or entity thereon, is to be considered as an original signature, and the document transmitted is to be considered to have the same binding effect as an original signature on an original document. At the request of RJO, any facsimile or telecopy document must be re-executed in original form by the persons or entities who executed the facsimile or telecopy document. No party hereto may raise the use of a facsimile or telecopier machine as a defense to the enforcement of this Agreement or any amendment or other document executed in compliance with this section.

24. FOREIGN EXCHANGE

All foreign exchange transactions made and entered hereunder will be entered by RJO as principal. In other words, RJO will be the opposite party to the transaction with Customer, as opposed to merely executing Customer’s order with a third party. Customer acknowledges, understands and agrees that RJO is not acting as a broker, agent, advisor, or in any fiduciary capacity in connection with foreign exchange transactions. RJO will make available the bid and/or ask price at which RJO is prepared to enter into a foreign exchange transaction with Customer. Each bid price or ask price shall be for either a spot contract or forward contract with a specified value date and shall specify each foreign currency involved. RJO expects that these prices will be reasonably related to the bid prices and ask prices available in the market at the time for similar transactions, but a number of factors, such as communication system delays, high volume, or volatility can result in deviations between prices quoted by RJO and other sources.

Customer should be aware that prices on foreign exchange transactions are not determined by open outcry or otherwise on registered exchanges, and that such transactions are not subject to the same regulatory oversight as transactions in regulated futures and/or options on futures contracts. RJO makes no warranty, express or implied, that the bid and ask prices represent prevailing bid and ask prices.

25. CUSTOMER REPRESENTATIONS AND WARRANTIES FOR FOREIGN EXCHANGE TRANSACTIONS

Customer represents and warrants that Customer is making its own independent decisions of whether to enter into a foreign exchange transaction and whether that transaction is appropriate or proper for Customer based upon Customer’s own judgment and upon advice from such advisors as Customer deems necessary. Customer is not relying on any communication (written or oral) of RJO as investment advice or as a recommendation to enter into any foreign exchange transaction. Customer understands that information and explanations related to the terms and conditions of a foreign exchange transaction shall not be considered investment advice or a recommendation to enter into that foreign exchange transaction. Customer further represents and warrants that it has not received any assurance or guarantee from RJO as to the expected results of trading in foreign exchange transactions. Customer represents and warrants that Customer is capable of evaluating and understanding each foreign exchange transaction (either on Customer’s own behalf or through independent professional advice), and understands and accepts the terms, conditions, and risks of each foreign exchange transaction to which Customer is a party. Customer warrants that Customer is willing and financially able to sustain all losses associated with the foreign exchange transactions entered into by Customer and that RJO shall not be liable to customer for the loss of any margin deposits or other funds deposited by Customer in connection with such foreign exchange transactions.

26. SEVERABILITY

If any provision of this Agreement shall be prohibited by or invalid under applicable law, such provision shall be ineffective only to the extent of such prohibition or invalidity ascend, without invalidating the remaining provisions of this Agreement.

THIS ACCOUNT AGREEMENT CONTAINS A CONTRACTUAL AGREEMENT. DO NOT SIGN UNTIL YOU HAVE READ IT CAREFULLY. BY SIGNING BELOW, THE UNDERSIGNED REPRESENTS AND WARRANTS TO RJO THAT ALL INFORMATION CONTAINED HEREIN, OR IN ANY OTHER ACCOUNT FORM OR OTHER DOCUMENT FROM THE UNDERSIGNED IS TRUE AND CORRECT AND THAT IF ANY CHANGES TO SUCH INFORMATION OCCUR, THE UNDERSIGNED WILL IMMEDIATELY INFORM RJO, IN WRITING, OF SUCH CHANGES. BY SIGNING BELOW, THE UNDERSIGNED ACKNOWLEDGES THAT (S)HE HAS READ AND UNDERSTANDS ALL OF THE TERMS AND CONDITIONS OF THE COMMODITY CUSTOMER AGREEMENT AND SHALL BE BOUND BY THEM.

E. Partnership Account (General or Limited)

The undersigned, JWH Global Trust, hereby represents to you that there is a general partner in a general or limited partnership known as JWH Global Trust (the “Partnership”), and attached hereto is a copy of its signed Partnership Agreement and/or Certificate of Limited Partnership. The Partnership is duly organized, validly existing partnership under the laws of the state(s) in which it was formed and in which it does business. In consideration of your opening one or more commodities accounts for and in the name of the Partnership, the undersigned further represents that as a partner in the Partnership having a significant interest therein, he has proper authority to sign the Agreement and all related documents on behalf of the Partnership and, for the account and risk of the Partnership, to buy, sell, and trade in commodity futures contracts, options on futures contracts and security futures contracts of every kind whatsoever, and to borrow money for such purposes in said account in accordance with your terms and conditions.

Customer understands that R.J. O’Brien is relying upon such information in opening this account, and agrees to promptly notify R.J. O’Brien, in writing, of the death or retirement of any of the General Partners or any material change in the appropriate partnership agreement.

X	/s/ Annette A. Cazenave	Sept. 27, 2006
	Signature	Date

	/s/ Annette A. Cazenave, Sr. V.P., Refco Comm. Mgmt.	(All General Partners must sign. Attach extra page if neccesary.)

Print Name

F. Limited Liability Company

Customer represents and warrants that the Limited Liability Company is duly organized and in good standing under the laws of its state of organization and that trading in commodity futures contracts, options on futures contracts and security futures contracts is within the powers granted to it. The undersigned represents that he is a manager or otherwise has full authority to enter into the Agreement on behalf of the Company and is concurrently furnishing to R.J. O’Brien a Limited Liability Company Resolution as prescribed by R.J. O’Brien. Attached is the Operating Agreement and Articles of Organization for this Limited Liability Company.

Name of Company

By:
Date

PERSONAL GUARANTEE
(To be signed by Corporate, LLC, Trust or Partnership Accounts)

The undersigned (jointly and severally if there is more than one) hereby unconditionally and irrevocably guarantees full and prompt payment to RJO of all sums owed to RJO by Customer pursuant to the forgoing Account Agreement, whether such sums are now existing or are hereafter created. The undersigned waives any notice of default or dishonor of presentment of payment, notice of non-payment protest of any other notice and agrees that RJO shall have no obligation at any time to resort payment from Customer, or from any other person, firm or corporation liable for the guaranteed debt before proceeding on this Guarantee. The undersigned agrees to pay all reasonable attorneys’ fees and court costs, if any, incurred by RJO in connection with the enforcement of this Guarantee and Customer’s obligations under the Account Agreement.

All monies, securities, negotiable instruments, open positions on futures contracts, options premiums, commodities or other property belonging to the undersigned now or at any future time that are on deposit with RJO, for any purpose, are hereby pledged to RJO for discharge of all of the undersigned’s obligations hereunder, and RJO may, in its discretion, transfer any of such property from any of the undersigned’s accounts to RJO to offset and credit against any of the undersigned’s obligations to RJO under this Guarantee.

This Guarantee is a continuing one and shall remain in full force and effect until revoked by the undersigned by a written notice to RJO, but such revocation shall not, in any way, affect any liability for losses sustained prior to such revocation.

X
Guarantor’s Signature	Date

Guarantor (Print Name)	Social Security Number

EXERCISE AND ASSIGNMENT POLICY

Exercise and assignment is the procedure by which an option position is converted into a futures position. The buyer of an option on a futures contract has the right (but not the obligation) to assume a specified futures position at a predetermined price (the exercise or strike price) at any time prior to the expiration of the option. The seller of the option must assume the opposite futures position if the buyer exercises this right.

There are four major differences between exercising an option on a futures position and making and taking delivery on a futures contract:

An option may be exercised on any business day between its sale and execution.

An option is exercised by the buyers Clearing Member while a selling Clearing Member is randomly selected to satisfy the obligation of the option.

An option contract does not have to be exercised; it may be allowed to expire, or be liquidated (offset).

When an option is exercised, assignment of the short and long futures position is accomplished by the Clearing House or corporation through a book entry into the futures clearing system. The Clearing Members of the buyer and the seller are assigned futures positions at the strike price, and are subject to immediate variation margin calls.

The commodity exchanges have various provisions for exercising in-the-money options at expiration date. Customers have an obligation to monitor in-the-money options as the expiration dates approach. RJO will automatically exercise in-the-money options.

RJO has procedures for assuring exercise notices to customers on a first-in-first-out non-preferential basis when it receives a notice from the Clearing House or corporation.

When a customer, who has a short position, is assigned an exercise notice, the broker should attempt to notify such customer prior to trading the next business day. If the assigned futures positions results in an open futures position, as opposed to offsetting an existing futures position, the customer must promptly pay any additional margins required.

If Individual or Joint Account:			If Corporation, Partnership, or other entity: (All
General Partners must sign.)

X			X	/s/ Annette Cazenave	9/27/06
	Customer Signature	Date		Signature	Title

Sr. V.P., Refco Comm. Mgmt.
	Print Customer Name			Date

X			X
	Joint Party Signature	Date		Signature	Title

	Print Joint Party Name			Date

HEDGE REPRESENTATION
(To Be Signed By Hedge Customers Only)

In order to induce R.J. O’Brien & Associates, Inc. (“RJO”) to open and maintain the undersigned’s account, the undersigned represents that the transactions identified below in this account are for hedging or recognized risk management purposes only and shall be entered into solely for the purpose of protection against losses which may be incurred in a cash position in a specific commodity, or with respect to derivatives such as financial, interest rate or stock index futures to protect against losses that may be incurred in an existing financial portfolio.

The following commodities are for bona fide hedging purposes. This section must be filled out completely.

Commodity	Economic Justification*

The undersigned is familiar with all laws, rules and regulations concerning hedging in such contracts and has not relied upon RJO for any related advice.

This notification is a continuing one and shall remain in force until canceled in writing. The undersigned acknowledges that RJO shall rely upon this representation and shall notify RJO immediately if this representation does not remain true and correct.

Commodity Futures Trading Commission Regulation 190.06 (d) requires that a broker must provide an opportunity for each customer to specify when undertaking its first hedging contract whether, in the event of the broker’s bankruptcy, such customer prefers that open commodity contracts held in a hedging account be liquidated by the trustee. Accordingly, please indicate below your preference for open contracts in your account if such an event were to occur.

I instruct that, in the event of bankruptcy, the trustee:

(INITIAL ONE) liquidate            not liquidate            open commodity positions in my hedge account without seeking my instructions.

If Individual or Joint Account:		If Corporation, Partnership, or other entity: (All
General Partners must sign.)

X
Print Customer Name			Signature	Title

X
Customer Signature	Date	Date

X
Print Joint Party Name			Signature	Title

X
Joint Party Signature	Date	Date

*                            Reason why account owner is using the listed commodity as protection against loss in the cash market. (i.e. Corn Farmer, Mortgage Lender)

INTRODUCING BROKER AUTHORIZATION

To: R.J. O’Brien:

I/We wish to open a commodity futures (and/or options on futures) account (hereinafter referred to as the “Account”) with

(Introducing Broker)

(hereinafter referred to as the “Introducing Broker” or “IB”). Because the IB is not a member of the various exchanges and may not be subject to exchange jurisdiction, I/we agree that my Accounts are to be carried with your firm on a disclosed basis. All documents must be appropriately completed and returned to RJO via my IB (along with margin funds) before an account can be opened in my name. Some of these forms are required by RJO, or by Federal laws, or exchange rules.

I/We understand that:

(i) The relationship between RJO and its employees and the IB is only to clear trades introduced to you by the IB; (ii) the IB is not controlled by RJO; (iii) supervision and control of activity in my Account(s) rest with the IB, subject to exchange, government and NFA regulations; (iv) commissions charged to my Account(s) are established by the IB and that these charges include your fee for clearing my transactions, along with any applicable NFA fees.

I/We agree that RJO is not responsible or liable whatsoever for any matter relating to sales practices, trading practices, errors in order entry or any similar or other matter, it being expressly understood, agreed and acknowledged by myself that RJO’s sole responsibilities hereunder relate to the execution, clearing, accounting and confirmation of transactions for my account on various exchanges in accordance with the instructions received by RJO from IB for and on behalf of myself in accordance with usual and customary practices. I/We agree to refrain from bringing any action or counterclaim against RJO and will assert any such claim against only the IB (or, when applicable, the non-employee commodity pool operator or commodity trading advisor) for any redress with respect to any matter other than RJO’s gross negligence or willful misconduct in executing, clearing and/or accounting of transactions. With respect to RJO’s guarantee, if any, of IB’s obligations under the Commodity Exchange Act or CFTC regulations, I/we acknowledge that such guarantee is limited as set forth in paragraph 9 of my Account Agreement.

If Individual or Joint Account:			If Corporation, Partnership, or other entity: (All
General Partners must sign.)

X			X
	Customer Signature	Date		Signature	Title

	Print Customer Name			Date

X			X
	Joint Party Signature	Date		Signature	Title

	Print Joint Party Name			Date

MANAGED ACCOUNT AGREEMENT - POWER OF ATTORNEY

The undersigned hereby authorizes John W. Henry & Company, Inc. as his agent and attorney in fact to buy, sell (including short sales) and trade in commodity futures contracts, options on commodity future contracts, physical commodities, foreign commodity futures contracts, and options on foreign commodity futures contracts, foreign commodities, forward contracts and contracts in the unregulated foreign exchange market on margin or otherwise in accordance with your terms and conditions for the undersigned’s account and risk in the undersigned’s name or number on your books. The undersigned hereby agrees to indemnify and hold harmless from and pay you promptly on demand for any and all losses arising therefrom or debit balance due thereon in the undersigned(s) account.

In all such purchases, sales or trades you are authorized to follow the instruction of John W. Henry & Company, Inc. (“agent”) in every respect concerning the undersigned’s account through you; and he is authorized to act for the undersigned and in the undersigned’s behalf in the same manner and with the same force and effect as the undersigned might or could do with respect to such purchases, sales, or trades as well as with respect to all other things necessary or that would be incidental to the furtherance of conduct of such purchases, sales or trades.

The undersigned hereby ratifies and confirms any and all transactions with you heretofore made by the aforesaid agent or for the undersigned account. All duplicate statements should be sent to                                                                                         .

(Name and address of authorized individual)

                                                                        . (Should authorised individual wish to receive statements via email, please complete Request for Transmission of Electronic Customer Statements.)

This authorization and indemnity is in addition to (and in no way limits or restricts) any rights which you may have under any other agreements or agreements between the undersigned and you firm.

You shall not have any liability for following the instructions of the agent, and the undersigned shall never attempt to hold you liable for the agent’s actions or inactions.

The undersigned represents that the agent has provided the disclosure document to the undersigned concerning the agent’s trading advice, including any options trading advice and the strategies to be used by the agent, which the undersigned has read and understood, or, in the alternative, the agent has furnished the undersigned with a signed written statement explaining the agent’s exemption form applicable registration and disclosure document requirements of the Commodity Futures Trading Commission and National Futures Association.

The undersigned understands that there are many strategies that can be used in trading options, some of which have unlimited risk of loss and could result in the undersigned sustaining a total loss of all funds in the account and the undersigned being liable for any deficit in such account resulting therefrom. The undersigned acknowledges that he has discussed with the advisor the nature and risks of the strategy to be used in connection with options to be traded for the account.

This authorization and indemnity is also one and shall remain in force and effect until revoked by the undersigned by a written notice addressed to you and delivered to your office at 222 South Riverside Plaza, Suite 900, Chicago, Illinois 60606; but such revocation shall not affect any liability in any way resulting from transactions initiated prior to such revocation. This authorization and indemnity shall inure to the benefit of your present firm and any successor firm or firms irrespective of any change or changes at any time in the personnel thereof for any cause whatsoever, and of the assigns of your present firm or any successor firm.

I have read and understand the above and agree to all terms and conditions therein.

X	/s/ Annette A. Cazenave	9/27/06
	Customer Signature	Date

X
	Joint Party Signature	Date

X	/s/ K.S. Webster 10/4/04
	Agent Signature and Date	Social Security Number of Agent

Kenneth S. Webster, John W. Henry & Company, Inc.
	Agent Name	Agent Employer

Commodity Trading Advisor
	Agent Occupation	Agent Principal Business

by Kenneth S. Webster,
Senior Vice President and
Chief Operating Officer

ELECTRONIC TRADING AND ORDER ROUTING SYSTEMS DISCLOSURE STATEMENT*

Electronic trading and order routing systems differ from traditional open outcry pit trading and manual order routing methods. Transactions using an electronic system are subject to the rules and regulations of the exchange(s) offering the system and/or listing the contract. Before you engage in transactions using an electronic system, you should carefully review the rules and regulations of the exchange(s) offering the system and/or listing contracts you intend to trade.

DIFFERENCES AMONG ELECTRONIC TRADING SYSTEMS

Trading or routing orders through electronic systems varies widely among the different electronic systems. You should consult the rules and regulations of the exchange offering the electronic system and/or listing the contract traded or order routed to understand, among other things, in the case of trading systems, the system’s order matching procedure, opening and closing procedures and prices, error trade policies, and trading limitations or requirements, and in the case of all systems, qualifications for access and grounds for termination and limitations on the types of orders that may be entered into the system. Each of these matters may present different risk factors with respect to trading on or using a particular system. Each system may also present risks related to system access, varying response times, and security. In the case of Internet-based systems, there may be additional types of risks related to system access, varying response times and security, as well as risks related to service providers and the receipt and monitoring of electronic mail.

RISKS ASSOCIATED WITH SYSTEM FAILURE

Trading through an electronic trading or order routing system exposes you to risks associated with system or component failure. In the event of system or component failure, it is possible that, for a certain time period, you may not be able to enter new orders, execute existing orders, or modify or cancel orders that were previously entered. System or component failure may also result in loss of orders or order priority.

SIMULTANEOUS OPEN OUTCRY PIT AND ELECTRONIC TRADING

Some contracts offered on an electronic trading system may be traded electronically and through open outcry during the same trading hours. You should review the rules and regulations of the exchange offering the system and/or listing the contract to determine how orders that do not designate a particular process will be executed.

LIMITATION OF LIABILITY

Exchanges offering an electronic trading or order routing system and/or listing the contract may have adopted rules to limit their liability, the liability of FCMs, and software and communication system vendors and the amount of damages you may collect for system failure and delays. These limitations of liability provisions vary among the exchanges. You should consult the rules and regulations of the relevant exchange(s) in order to understand these liability limitations.

*Each exchange’s relevant rules are available upon request from the industry professional with whom you have an account. Some exchange’s relevant rules also are available on the exchange’s Internet home page.

NEW YORK BOARD OF TRADE

ELECTRONIC ORDER ROUTING SYSTEMS DISCLOSURE STATEMENT

The NYBOT exchanges have implemented an electronic order routing system (“EOR”), which enables futures commission merchants (“FCMs”) to place orders for contracts electronically with floor brokers and, where customers have access to FCM automated order routing systems, to transmit orders to floor brokers using those systems.

The EOR differs from traditional manual order routing methods and is subject to the rules and regulations of each NYBOT exchange. Before you enter orders using the EOR, you should carefully review the rules and regulations of the relevant exchange.

RISKS ASSOCIATED WITH SYSTEM FAILURE

Entering orders through an electronic order routing system exposes you to risks associated with systems or component failure. In the event of system or component failure, it is possible that, for a certain time period, you may not be able to enter new orders, or modify or cancel orders that were previously entered. Systems or component failure may also result in loss of orders or order priority.

LIMITATIONS OF LIABILITY

Each of Coffee, Sugar & Cocoa Exchange, Inc., New York Cotton Exchange, New York Futures Exchange, Inc. and Citrus Associates of the New York Cotton Exchange, Inc. have adopted By-Laws and Rules which contain limitations of liability provisions. The exchanges have adopted rules to limit their liability, the liability of their members, member firms and clearing members and the amount of damages you may collect for system failure and delays. You should consult the rules and regulations of the relevant exchange in order to understand these liability limitations. Those rules and regulations are available upon request from the industry professional with whom you have an account or by contacting the relevant NYBOT exchange listed above.

ADDITIONAL RISK DISCLOSURE STATEMENT

Dear Sir or Madam:

As a result of the following information on your account application, RJO is providing you with their additional risk disclosure before you open a commodity future and option trading account:

                   Your annual income is less than $25,000

                   Your net worth is less than $25,000

                   You are not between 21 and 65 years of age

                   You do not have at least six months of futures investment experience

While RJO is prepared to open your account, it is required to advise you to consider the risks involved with trading commodity futures and options. The risk of loss in trading commodity futures and options can be substantial and may be inappropriate for you for the reason checked above; therefore, you must consider whether such trading is proper in light of your financial condition. Only Risk Capital (money that you are able to lose without adversely affecting your standard of living) should be invested. RJO recommends that you review the Risk Disclosure Statement in the Account Agreement and/or discuss any concerns with your broker or other financial advisor before finalizing your decision.

ACKNOWLEDGEMENT

I understand that the risks associated with commodity trading may not be appropriate for me. However, I have read the Risk Disclosure Statements and I have considered the financial risks involved in commodity trading with regard to my financial condition, and I wish to proceed with opening an account.

If Individual or Joint Account:			If Corporation, Partnership, or other entity: (All
General Partners must sign.)

X			X
	Customer Signature	Date		Signature	Title

	Print Customer Name			Date

X			X
	Joint Party Signature	Date		Signature	Title

	Print Joint Party Name			Date

REQUEST FOR ELECTRONIC TRANSMISSION OF CUSTOMER STATEMENTS

Attention: R.J. O’Brien

The undersigned Customer (“Customer”) requests that you provide confirmation statements of activity solely by electronic transmission to the E-mail address indicated below. Please do not mail hard copies of such statements (except for monthly statements).

Customer warrants and represents that the below-referenced E-mail will promptly print out the relevant Customer statements in the form you transmit. Customer understands that there is a risk of failure of any electronic transmission, and will not hold you liable directly or indirectly for such failure. If Customer fails to receive any confirmation statement that reflects activity of which Customer is aware in the account, Customer will contact an RJO customer service representative by 8:00 a.m. (CST) on the business day following the day of any such activity.

This consent shall be effective until revoked by Customer in writing, signed by the undersigned and delivered to R.J. O’Brien at 222 South Riverside Plaza, Suite 900, Chicago, IL 60606. In addition, Customer acknowledges that for its protection and the protection of RJO, any request to change the email address listed below must be in writing and must bear the signature of the undersigned. In the event such a request is received from a legal entity, such as a corporation, LLC or partnership, the request must be accompanied by appropriate documentation establishing that the person signing the request possesses the requisite authority to bind the entity. By signing below, Customer represents that the delivery and execution of this consent has been duly authorized.

JWH Global Trust	59000001-59000005
Customer Name	Account Number (s)

Erin Ryan <eryan@refcoinc.com>
Customer E-mail Address (Please Print)

By:	/s/ A. Cazenave	9/27/06
Signature	Date

Name:	A. Cazenave

JWH Global Trust		59000001-59000005
Customer Name		Account Number (s)

Lontiveros@refcoinc.com
Customer E-mail Address (Please Print)

By:	/s/ Annette Cazenave	9/27/06
	Signature	Date

Name:	Annette Cazenave
&
cwillis@refcoinc.com
	/s/ A. Cazenave	9/27/06

John W. Henry & Company, Inc.
Authorized Trader’s Name

IS@JWHmail.com
Authorized Trader’s Email Address (Please Print)

By	/s/ K.S. Webster	10/04/06
	Signature	Date
Kenneth S. Webster,
Senior Vice President
and Chief Operating Officer

INTERNAL REVENUE CODE SUBSTITUTE FORM W-9

Social Security Number		Federal Employer ID Number	36-4113382

Legal Account Name:	JWH Global Trust

If you have NOT furnished R.J. O’Brien with your taxpayer identification number (usually your Social Security number) and do NOT sign below, R.J. O’Brien must generally withhold 20% of certain income from your account. I hereby certify under penalties of perjury that I am not subject to backup withholding under the provisions of Section 3406 (a)(1)(c) of the Internal Revenue Code.

X	/s/ Annette A. Cazenave,	Sept. 27, 2006
	Signature Refco Comm. Mgmt – Mging Owner	Date

Please note that all required regulatory information reporting applicable to activity within this account (including Internal Revenue Service reporting) will be submitted with the legal name and Federal Tax Identification Number stated above.

Please note that all Foreign Accounts must fill out a form W-8 which can be found on the R.J. O’Brien website at www.rjobrien.com. In addition, this account form must be accompanied by a copy of your passport or other governmental identification.

R.J. O’BRIEN
ACCOUNT TRANSFER

CURRENT BROKERAGE HOUSE:

Account #

Gentlemen:

I have this day given R.J. O’Brien this form and my permission for them to present it to you at their discretion. In accordance with the Commodity Futures Trading Commission Act, I hereby demand that upon presentation of this document to you by R.J. O’Brien, you do the following:

Please cancel any pending open orders I have with your firm. Additionally, immediately transfer my account balance and all open futures and options positions, cash, margins, or securities to:

R.J. O’Brien
222 South Riverside Plaza, Suite 900
Chicago, IL 60606

Send me a confirmation of this transfer.

Very truly yours,

If individual or joint account:

Print Customer Name

X
Customer Signature

Date

Print Joint Party Name

X
Joint Party Signature

Date

If corporation, partnership or other entity:

Print Name

Print Authorized Individual’s Name

X
Signature

	Title	Date

RJO ACCOUNT #:

RJ O’BRIEN

RELATED ACCOUNT AUTHORIZATION

The undersigned (Customer) hereby authorizes and directs RJ O’Brien (RJO) to open a new account using all existing account documentation including but not limited to agreements and risk disclosure acknowledgements, maintained and existing on file with RJO. Customer hereby acknowledges the receipt and sufficiency of consideration in exchange for RJO’s agreement to open this new account. Customer accepts and agrees to be obligated to all of the representations and terms and conditions contained within the existing account documentation, customer agreement, and other agreement, or acknowledgement of receipt of risk disclosures previously agreed to with RJO or which are herein incorporated by reference.

Customer further represents that any additional account opened pursuant to this authorization is identical in all respects to customer’s existing account, except as otherwise disclosed to RJO in writing, and further represents that there have been no material changes in customer’s personal information or financial condition as previously disclosed in prior account documentation.

Customer acknowledges that his/her separate accounts will not contain long positions in one account and offsetting short positions in another account unless such accounts are independently traded or unless one account is a Speculative Account and the other is a Hedge Account.  In any event, Customer understands that positions in separate accounts cannot be transferred from one account to another account if such transfer would result in an offsetting transaction.

ACCOUNT TITLE	JWH Global Trust

EXISTING ACCOUNT #		NEW ACCOUNT #

Signature		Joint Owner Signature

Print Name		Print Name

Date:	/ /